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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 21, 2003

                          COMMISSION FILE NUMBER 1-9838


                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)


                       KENTUCKY                          61-0985936
     (State or other jurisdiction of                  (I.R.S. Employer
     incorporation or organization)                  Identification No.)




                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809



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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         (c)      Exhibits

                  99.1 April 21, 2003 Press Release

Item 9.           REGULATION FD DISCLOSURE (PURSUANT TO ITEM 12)

                  The information required by Item 12 is being provided under
         Item 9 pursuant to the SEC Interim filing guidance provided in SEC Release No. 33-8216. The following information is furnished pursuant to
         Item 12, "Results of Operations and Financial Condition".

                  On April 21, 2003, NS Group, Inc. issued a news release concerning its financial results for the quarter ended March 31, 2003. The press release is attached hereto as Exhibit 99.1.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NS GROUP, INC.

Date: April 21, 2003                By:  /s/ Thomas J. Depenbrock
                                    -----------------------------
                                    Thomas J. Depenbrock
                                    Vice President, Treasurer and
                                    Chief Financial Officer







                                  EXHIBIT INDEX



No.                        Exhibit
---                        -------

99.1                       April 21, 2003 Press Release